UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2024

CHUBB LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value CHF 0.50 per share	CB	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 0.30% Senior Notes due 2024	CB/24A	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 0.875% Senior Notes due 2027	CB/27	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 1.55% Senior Notes due 2028	CB/28	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 0.875% Senior Notes due 2029	CB/29A	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 1.40% Senior Notes due 2031	CB/31	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 2.50% Senior Notes due 2038	CB/38A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01.	Financial Statements and Exhibits

The following Exhibits 5.1, 23.1, 99.1, 99.2, 99.3 and 99.4 are incorporated by reference into the automatic shelf registration statement on Form S-3 of Chubb Limited (the “Company”), filed on the date hereof, as exhibits thereto in connection with the delivery of common shares of the Company, par value CHF 0.50 per share (“Common Shares”), in connection with the settlement of deferred equity awards held by individuals who, as of January 14, 2016, were former employees of The Chubb Corporation, which was acquired by the Company on January 14, 2016.

(d)	Exhibits

Exhibit Number	Description
5.1	Opinion of Bär & Karrer AG as to the legality of the Common Shares, filed herewith.
23.1	Consent of Bär & Karrer AG (included in Exhibit 5.1).
99.1	The Chubb Corporation Long-Term Stock Incentive Plan (2004), incorporated by reference to Annex B of The Chubb Corporation’s definitive proxy statement for the Annual Meeting of Shareholders held on April 27, 2004, filed on March 25, 2004 (File No. 001-08661).
99.2	Amendment to The Chubb Corporation Long-Term Stock Incentive Plan (2004), incorporated by reference to Exhibit 10.8 of The Chubb Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 2, 2009 (File No. 001-08661).
99.3	The Chubb Corporation Long-Term Incentive Plan (2009), incorporated by reference to Exhibit 99.1 of The Chubb Corporation’s registration statement on Form S-8 (No. 333-158841).
99.4	The Chubb Corporation Long-Term Incentive Plan (2014), incorporated by reference to Exhibit 99.1 of The Chubb Corporation's registration statement on Form S-8 (No. 333-195560)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHUBB LIMITED

By:	/s/ Joseph F. Wayland
Joseph F. Wayland
General Counsel

DATE: October 3, 2024

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